UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 16, 2011

ML SELECT FUTURES I L.P.
(Exact name of registrant as specified in its charter)

Delaware	0-50269	13-3879393
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Merrill Lynch Alternative Investments LLC
Four World Financial Center - 10th Floor
250 Vesey Street
New York, NY 10080
(Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code:    (212) 449-3517

Not  Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) (1)  Merrill Lynch Alternative Investments, LLC (the “General Partner”), as general partner of ML Select Futures I L.P., a Delaware limited partnership (the “Registrant”), adopted the Twelfth Amended and Restated Limited Partnership Agreement of the Registrant (the “Amended Limited Partnership Agreement”).   The effective date of the Amended Limited Partnership Agreement is March 16, 2011.  (The Amended Limited Partnership Agreement is filed as an exhibit herewith.) The Amended Limited Partnership Agreement amends and restates  the ML Select Futures I L.P. Eleventh Amended and Restated Limited Partnership Agreement dated as of September 1, 2007 (the “Former Limited Partnership Agreement”).

(2)  The following is a description of the provisions adopted or changed by the amendments to the Former Limited Partnership Agreement as reflected in the Amended Limited Partnership Agreement:

Principal Office.  The address of the principal office of the Registrant as set forth in Section 2 of the Amended Limited Partnership Agreement has been updated to c/o Merrill Lynch Alternative Investments LLC, 4 World Financial Center, 250 Vesey Street, 10th Floor, New York, NY 10080; telephone: (866) MER-ALTS; (866) 637-2587; (212) 449-1000.

Assignability of Units.  Section 10 of the Former Limited Partnership Agreement was amended to  provide that, notwithstanding the requirement that the General Partner consent to any assignment, transfer or disposition by an assignee of his units in the Registrant (“Units”) or of any part of his right, title and interest in the capital or profits of the Registrant, a limited partner of the Registrant (“Limited Partner”) may transfer the economic benefits of ownership of such Limited Partner’s Units without the prior written consent of the General Partner.

Distributions.  A new Section 12 has been added which provides that the General Partner may from time to time determine what distributions, if any, the Registrant shall make to the Limited Partners, although no Limited Partner shall have the right to demand or receive property other than cash upon redemption. Pursuant to the new Section 12, distributions or payouts made to Limited Partners may be made in cash or in-kind, provided that such in-kind distribution or payout is not materially adverse to the Limited Partners.

Other non-material and conforming changes were also made to the Former Limited Partnership Agreement.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is filed herewith as part of this report on Form 8-K:

Exhibit Number	Description of Document
3.1	ML Select Futures I L.P. Twelfth Amended and Restated Limited Partnership Agreement, dated as of March 16, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ML SELECT FUTURES I L.P.

By: Merrill Lynch Alternative Investments LLC, its General Partner

By: /s/ Barbra E. Kocsis Name: Barbra E. Kocsis Title: Chief Financial Officer

Date:  March 16, 2011